SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2004

TNP ENTERPRISES, INC.

(Exact name of registrant as specified in charter)

Texas	1-8847	75-1907501
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY

(Exact name of registrant as specified in charter)

Texas	2-97230	75-0204070
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

On May 28, 2004, the Administrative Law Judges assigned to Texas-New Mexico Power Company’s true-up proceeding issued a proposal for decision. Texas-New Mexico Power Company and the other parties to the true-up proceeding will be responding to the proposal for decision during the next two weeks. Texas-New Mexico Power Company expects the Public Utility Commission of Texas to make its decision in the true-up proceeding at an open meeting scheduled for June 18, 2004. See the press release attached hereto as Exhibit 99 dated June 3, 2004, discussing the proposal for decision.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99	Press Release of the Registrant dated June 3, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC.
(Registrant)

Date: June 3, 2004	By:	/s/ Theodore A. Babcock
Theodore A. Babcock, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY
(Registrant)

Date: June 3, 2004	By:	/s/ Scott Forbes
Scott Forbes
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated June 3, 2004.

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